UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                       DATE OF REPORT - NOVEMBER 25, 2003
                        (Date of Earliest Event Reported)



                                 SIX FLAGS, INC.

             (Exact name of registrant as specified in its charter)


                           Commission File No. 0-9789



             Delaware                                  13-3995059
------------------------------------------  ------------------------------------
      (State of Incorporation)                      (I.R.S. Employer
                                                   Identification No.)
        11501 Northeast Expressway
         Oklahoma City, Oklahoma                          73131
------------------------------------------  ------------------------------------
 (Address of Principal Executive Offices)               (Zip Code)

       Registrant's Telephone Number, Including Area Code: (405) 475-2500

Item 5.    Other Events.
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           On November 25, 2003, Six Flags, Inc. (the "Company") announced that it had finalized an amendment to its $1.0 billion Senior Credit Facility that relaxes the existing financial covenants relating to the leverage ratio through 2005 and to the fixed charge coverage ratio through June 30, 2007. The amendment, which was consented to by over 80% in interest of the lenders under the Senior Credit Facility, also permits the Company to enter into fixed-to-floating interest rate hedge arrangements.

           The foregoing description of the amendment to the Senior Credit Facility is qualified in its entirety by reference to the amendment which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

           The information set forth in the press releases issued by the Company on November 25, 2003 (relating to the announcement of the successful completion of the amendment to the Senior Credit Facility), November 26, 2003 (relating to the resignation of Gary Story as President and Chief Operating Officer of the Company) and December 2, 2003 (relating to the commencement of the Company's offering of new senior notes to repay existing indebtedness), attached hereto as
Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3, respectively, is incorporated herein by reference.

Item 7.    Financial Statements and Exhibits.
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(c) Exhibits.

          10.1 First Amendment, dated as of November 25, 2003, to the Amended and Restated Credit Agreement, dated as of July 8, 2002, among Six Flags, Inc., certain subsidiaries named therein, the lenders from time to time party thereto and Lehman Commercial Paper, Inc., as administrative agent.

          99.1      Press Release of Six Flags, Inc., dated November 25, 2003.

          99.2      Press Release of Six Flags, Inc., dated November 26, 2003.

          99.3      Press Release of Six Flags, Inc., dated December 2, 2003.



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                                  SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             SIX FLAGS, INC.



                                             By:  /s/ James F. Dannhauser
                                                 -------------------------------
                                                 Name:  James F. Dannhauser
                                                 Title: Chief Financial Officer

Date:  December 2, 2003



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
                                  EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------

10.1 First Amendment, dated as of November 25, 2003, to the Amended and Restated Credit Agreement, dated as of July 8, 2002, among Six Flags, Inc., certain subsidiaries named therein, the lenders from time to time party thereto and Lehman Commercial Paper, Inc., as administrative agent.

99.1           Press Release, dated November 25, 2003.

99.2           Press Release, dated November 26, 2003.

99.3           Press Release, dated December 2, 2003.




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